Exhibit S



             FIDUCIARY/CLAYMORE PREMIUM INCOME OPPORTUNITY FUND

                              POWER OF ATTORNEY

         That each of the undersigned officers and trustees of Fiduciary/Claymore Premium Income Opportunity Fund, a statutory trust formed under the laws of the State of Delaware (the "Trust"), do constitute and appoint Nicholas Dalmaso as true and lawful attorney and agent, with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust's common shares of beneficial interest, par value $.01 per share, or the registration or offering of the Trust's preferred shares, par value $.01 per share; granting to such attorney and agent full power of substitution and revocation in the premises; and ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.


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         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 18th day of January, 2005.



                                            /s/ Nicholas Dalmaso
                                            ------------------------------------
                                            Nicholas Dalmaso
                                            Trustee and Chief Legal and
                                            Executive Officer


                                            /s/ Steven M. Hill
                                            ------------------------------------
                                            Steven M. Hill
                                            Chief Financial  Officer,  Chief
                                            Accounting  Officer and Treasurer

                                            /s/ Randall C. Barnes
                                            ------------------------------------
                                            Randall C. Barnes
                                            Trustee


                                            /s/ Joseph E. Gallagher, Jr.
                                            ------------------------------------
                                            Joseph E. Gallagher, Jr.
                                            Trustee


                                            /s/ Howard Kaplan
                                            ------------------------------------
                                            Howard Kaplan
                                            Trustee


                                            /s/ Robert B. Karn III
                                            ------------------------------------
                                            Robert B. Karn III
                                            Trustee


                                            /s/ Ronald A Nyberg
                                            -----------------------------------
                                            Ronald A. Nyberg
                                            Trustee

                                            /s/ Ronald E. Toupin, Jr.
                                            -----------------------------------
                                            Ronald E. Toupin, Jr.
                                            Trustee


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